UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 14, 2023

Reliance Global Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701

(Address of principal executive offices)

(732) 380-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 14, 2023, Reliance Global Group, Inc. (the “Company”) held its 2023 virtual annual meeting of stockholders to vote on the following matters:

1. Election of Directors

Each of the following five nominees was elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting of stockholders and until their successors have been duly elected and have qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Ezra Beyman	1,058,822	27,687	3,286	296,904
Alex Blumenfrucht	1,058,225	28,244	3,326	296,904
Scott Korman	1,054,964	31,525	3,306	296,904
Ben Fruchtzweig	1,049,067	31,283	9,445	296,904
Sheldon Brickman	1,048,781	37,689	3,325	296,904

2. Articles Amendment to Increase in Authorized Shares

Stockholders voted to approve the amendment of the Company’s articles of incorporation, as amended, to increase the total number of authorized shares of our common stock, $0.086 par value per share, from 133,333,333 shares to 2,000,000,000 shares, in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Votes
1,198,993	184,858	2,848	-

3. 2023 Equity Incentive Plan

Stockholders voted to approve the 2023 Equity Incentive Plan, in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Votes
1,034,875	50,117	4,803	296,904

In addition, on November 14, 2023, the Company held a virtual special meeting of the Series A warrant holders to vote on the following matter:

1. Reduction in Exercise Price of Series A Warrants

Series A warrant holders voted to approve the amendment of the Warrant Agent Agreement, dated February 8, 2021, by and between the Company and VStock Transfer, LLC (the “Warrant Agreement”), pursuant to which the Series A warrants were issued, in order to reduce the exercise price of the Series A warrants issued and outstanding under the Warrant Agreement from the stated $6.60 (post-reverse split effective exercise price of $99.00) per share to $6.13 per share, subject to adjustment, in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Votes
853,640	257,515	265	-

Item 7.01. Regulation FD Disclosure.

On November 16, 2023, the Company issued a press release announcing the branding consolidation of its agencies under the RELI Exchange umbrella.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant issued on November 16, 2023.
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliance Global Group, Inc.

Dated: November 16, 2023	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer